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GEORESOURCES, INC.

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May 5, 2004

TO OUR SHAREHOLDERS:

You are cordially invited to attend our Annual Meeting of Shareholders to be held on Tuesday, June 8, 2004, at 2:00 p.m. Central Daylight Savings Time, at the Airport International Inn, Highway 2 & 85 North, Williston, North Dakota.  The other directors and officers join me in extending this invitation.

The formal matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.  In addition to the formal issues, a brief report of our operations will also be presented.

It is very important that your shares are represented at the meeting.  If you are unable to attend the meeting but have questions or comments about our operations, we would like to hear from you.

The form of proxy is enclosed.  To assure that your shares will be voted at the meeting, please complete and sign the enclosed postage paid proxy and return it promptly. No additional postage is required if mailed in the United States.  The giving of a proxy will not affect your right to vote in person if you attend the meeting.

Sincerely,

GEORESOURCES, INC.

/s/  J.P. Vickers

J.P. VICKERS

President

GeoResources, Inc.

1407 W. Dakota Parkway, Suite 1-B

Williston, ND  58801

___________________________________________________

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

To be held on June 8, 2004

___________________________________________________

TO OUR SHAREHOLDERS:

The 2004 Annual Meeting (the “Meeting”) of Shareholders of GeoResources, Inc. will be held at the Airport International Inn, Highway 2 & 85 North, Williston, North Dakota, on Tuesday, June 8, 2004, at 2:00 p.m., Central Daylight Savings Time, for the following purposes:

1.

To elect directors for the ensuing year;

2.

To consider and act upon a proposal to amend our Articles of Incorporation to remove cumulative voting in the election of directors;

3.

To consider and act upon a proposal to approve the GeoResources, Inc. 2004 Employees’ Stock Incentive Plan; and

4.

To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

Only shareholders of record at the close of business on April 21, 2004, are entitled to notice of and to vote at the meeting.

Shareholders are requested to sign and date the enclosed proxy and return it to our offices.  The proxy requires no postage if mailed in the United States.

By Order of the Board of Directors.

/s/  Cathy Kruse

CATHY KRUSE

Corporate Secretary

May 5, 2004

TABLE OF CONTENTS

Page #

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

BOARD OF DIRECTORS

Independence of Directors

Committees of the Board of Directors

Audit Committee

Compensation and Nominating Functions

EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

COMPENSATION AND OTHER TRANSACTIONS

Executive Compensation

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Option Grants in Last Fiscal Year

Director Compensation

Employment Contracts and Termination of Employment Arrangements

PROPOSAL NO. 2

TO AMEND OUR ARTICLES OF INCORPORATION TO

ARTICLE IX

PROPOSAL NO. 3

TO APPROVE THE 2004 EMPLOYEES' STOCK INCENTIVE PLAN

Summary of the 2004 Plan

Common Stock Subject to the Plan

Types of Awards

Administration

Participation

Options and Restricted Shares

Incentive Stock Options and Non-statutory Stock Options.

Restricted Share Awards.

Registration Of Shares

Tax Treatment of Incentive Stock Options

Tax Treatment of Nonqualified Stock Options

Tax Treatment of Restricted Shares

Withholding of Tax

Benefits or Amounts to be Allocated

Amendment or Termination

INDEPENDENT PUBLIC ACCOUNTANTS

PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT COMMITTEE REPORT

SHAREHOLDER PROPOSALS

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Other Business

Annual Report to Shareholders

Availability of Report on Form 10-KSB

APPENDIX A  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

APPENDIX B  2004 EMPLOYEES'STOCK INCENTIVE PLAN

GeoResources, Inc.

1407 W. Dakota Parkway, Suite 1-B

Williston, ND  58801

PROXY STATEMENT

Annual Meeting of Shareholders To Be Held On June 8, 2004

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INFORMATION CONCERNING SOLICITATION AND VOTING

The accompanying proxy is solicited by our Board of Directors for use at our Annual Meeting of Shareholders to be held at 2 p.m. Central Daylight Savings Time on Tuesday, June 8, 2004, at the Airport International Inn, Highway 2 & 85 North, Williston, North Dakota, and for the following purposes:

1.

To elect directors for the ensuing year;

2.

To consider and act upon a proposal to amend our Restated and Amended Articles of Incorporation to remove cumulative voting in the election of directors;

3.

To consider and act upon a proposal to approve the GeoResources, Inc. 2004 Employees’ Stock Incentive Plan; and

4.

To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and solicitation material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us.  Directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of revocation to our Secretary or by attending the meeting and voting in person.  At any time before the vote on a proposal, you can change your vote either by giving our Secretary a written notice revoking your proxy or by signing, dating, and returning to us a new proxy.  We will honor the proxy with the latest date.  If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted as instructed.  Proxies which are signed but which lack any voting instructions will be voted in favor of the slate of directors proposed by the Board of Directors and will be deemed to grant discretionary authority to vote upon any other matters properly before the meeting.

If your shares are held in “street name” by your broker, a bank, or other nominee, you will probably receive this proxy statement from them with instructions for voting your shares.  Please respond quickly so that they may represent you.

If your shares are held in the name of a broker, bank or other nominee, and you do not tell that person how to vote your shares (so-called “broker non-votes”), that person can vote them as it sees fit only on matters that self regulatory organizations determine to be routine.  Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.

The mailing address of our principal executive office is P. O. Box 1505, Williston, North Dakota 58802-1505.  This Proxy Statement and the accompanying proxy card were mailed to our shareholders on or about May 5, 2004.

Our Board of Directors fixed April 21, 2004, as the record date for the determination of shareholders entitled to vote at the meeting.  Persons who were not shareholders on that date will not be allowed to vote at the meeting.

At the close of business on April 21, 2004, there were issued and outstanding 3,723,977 shares of our Common Stock, par value $0.01 per share, our only class of voting securities.  A majority of the shares of Common Stock outstanding must be represented at the meeting in person or by proxy to constitute a quorum for the three proposals and for the transaction of any other business that is properly brought before the meeting.  On matters other than the election of directors, holders of the Common Stock are entitled to one vote per share held as of the record date.  With respect to the election of directors, each holder of Common Stock is entitled to cumulative voting rights, that is, to cast all of his votes (determined by multiplying the number of shares owned by the total number of other directors to be elected) for any one nominee or to distribute his votes among any two or more nominees.  There are no conditions precedent to the exercise of cumulative voting rights.  Discretionary authority to cumulate votes in the election of directors is solicited in this proxy statement.

In the election of directors, the six nominees with the highest number of votes cast in their favor will be elected as directors to our Board of Directors.  The proposal to amend our Articles of Incorporation to remove cumulative voting will be approved if it receives the affirmative vote of two-thirds of our outstanding shares.  The proposal to approve the 2004 Employees' Stock Incentive Plan will be adopted if it receives the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote thereon.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of our Common Stock beneficially owned by each of our officers and directors and by all directors and officers as a group, as of April 21, 2004.  Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

CLASS OF SECURITIES	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF SHARES AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS

Common Stock, $.01 par value	Jeffrey P. Vickers, 1814 14th Ave. W. Williston, ND 58801	331,934-Direct and Indirect(a)	8.9%

Common Stock, $.01 par value	Paul A. Krile, P. O. Box 329 Sioux Rapids, IA 50585	253,000-Direct	6.8%

Common Stock, $.01 par value	Cathy Kruse, 723 W. 14th St. Williston, ND 58801	9,700-Direct(c)	(b)

Common Stock, $.01 par value	H. Dennis Hoffelt, 9421 E. Desert Lake Sun Lakes, AZ 85248	41,000-Direct and Indirect(d)	1.1%

Common Stock, $.01 par value	Connie R. Hval, 7400 3rd Ave. E. Williston, ND 58801	9,500-Direct(e)	(b)

Common Stock, $.01 par value	Jeffrey B. Jennings, 1410 1st Ave. W. Williston, ND 58801	10,500-Direct(f)	(b)

CLASS OF SECURITIES	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF SHARES AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS

Common Stock, $.01 par value	Duane Ashley, 910 15th St. W. Williston, ND 58801	--	--

Common Stock, $.01 par value	Nick Voller, 222 University Ave. Williston, ND 58801	--	--

Common Stock, $.01 par value	Officers and Directors as a Group- (eight persons)	655,634-Direct and Indirect	17.6%

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(a)

Includes 139,634 shares owned directly by Mr. Vickers, 2,500 in a self-directed individual retirement account, 72,000 shares held jointly with his wife, Nancy J. Vickers, 25,500 shares held directly by his wife, 1,300 shares in his wife’s self-directed individual retirement account, and an aggregate 20,000 shares held by him as custodian for his children.  Also included are 71,000 shares that may be purchased by Mr. Vickers under presently exercisable stock options granted pursuant to our 1993 Employees’ Incentive Stock Option Plan.

(b)

Less than 1%.

(c)

Included are 9,500 shares which may be purchased by Ms. Kruse under presently exercisable stock options granted pursuant to our 1993 Employees’ Incentive Stock Option Plan.

(d)

Mr. Hoffelt has sole voting and investment power over 11,500 of shares and has shared voting and investment powers over the remaining 29,500 shares.

(e)

Included are 9,500 shares which may be purchased by Ms. Hval under presently exercisable stock options granted pursuant to our 1993 Employees’ Incentive Stock Option Plan.

(f)

Included are 9,500 shares which may be purchased by Mr. Jennings under presently exercisable stock options granted pursuant to our 1993 Employees’ Incentive Stock Option Plan.

The following table sets forth information concerning persons other than our officers or directors known to us to be the beneficial owners of more than 5% of our outstanding Common Stock as of April 21, 2004.

CLASS OF SECURITIES	NAME AND ADDRESS OF PERSON	AMOUNT OF SHARES AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS

Common Stock, $.01 par value	Joseph V. Montalban P. O. Box 200 Cut Bank, MT 59427	344,700-Direct and Indirect(a)(b)	9.2%

(a)

This information was obtained from our transfer agent, Wells Fargo Bank Minnesota, N.A., on March 25, 2004, and the Depository Trust Company's non-objecting beneficial owners' list dated December 31, 2003.

(b)

Includes 107,000 shares owned by Montalban Oil & Gas Operations (MOGO Inc.)

We are not aware of any arrangements which could, at a subsequent date, result in a change in control of the company.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Our Articles of Incorporation provide that the number of directors shall not be less than three nor more than 10.  Our Bylaws allow the Board to set the number of directors subject to our Articles of Incorporation’s parameters.  In previous years, our Board has consisted of five members.  In March 2004, in order to meet Board and Audit Committee requirements of the Securities and Exchange Commission and the Nasdaq Stock Market, we expanded our Board to six members, and the existing directors unanimously elected Nick Voller as a new director.  Because Mr. Voller's status as an Audit Committee "financial expert" as that term is defined by the Nasdaq Stock Market and Securities and Exchange Commission, he replaced Duane Ashley as an Audit Committee member.  In the election of directors, each proxy will be voted for each of the nominees listed in the table below (with discretionary authority to cumulate votes) unless the proxy withholds authority to vote for one or more of the nominees. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be duly elected and shall qualify.

If, prior to the meeting, it should become known to the Board of Directors that any one of the nominees named below will be unable to serve as a director after the meeting, the proxy will be voted for substitute nominee(s) selected by the Board of Directors.  The Board has no reason to believe that any of the nominees will be unable to serve.  In the election of directors, the number of nominees equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors.

The following table provides certain information with respect to our nominees for directors.

NAME OF NOMINEE	AGE	CURRENT POSITION(S) WITH THE COMPANY AND BUSINESS EXPERIENCE DURING PAST FIVE YEARS	DIRECTOR SINCE

H. Dennis Hoffelt	62	Director; President and Chief Operations Officer of Triangle Electric, Inc., Williston, North Dakota, an electrical contracting firm; from 1975 to 1997.	1967; except for 1986

Jeffrey P. Vickers	51	President and Director since January 1983 and June 1982, respectively.	1982

Cathy Kruse	49	Secretary since October 1981; Treasurer, October 1981 to May 1985 and June 1990 to June 2000. Director since June 1996. Office Manager since May 1981.	1996

Paul A. Krile	75	Director; President and owner of Ranco Fertiservice, a manufacturer of dry fertilizer handling equipment, for over five years.	1997

Duane Ashley	55	Director; Senior Salesman for GRACO Fishing and Rental Tool, Inc., or Weatherford Enterra, Inc. for over five years.	1999

Nick Voller	53	Director; Partner with Voller Brakey Stillwell & Suess, PC, a CPA firm for over five years.	2004

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

BOARD OF DIRECTORS

During the fiscal year ended December 31, 2003, our Board of Directors held two meetings.  In addition, the Board acts from time to time by unanimous written consent in lieu of holding a meeting.  During the fiscal year ending December 31, 2003, the Board conducted one meeting by unanimous written consent.  All directors attended 100% of the meetings.

While we do not have a formal policy regarding our Board members' attendance at the annual meeting of shareholders, we have historically scheduled a meeting of the Board of Directors on the same day as our annual meeting so our Board members typically attend the annual meeting of shareholders.  In 2003, all members of our Board of Directors attended our annual meeting of shareholders.

Independence of Directors

Rules of the Nasdaq Stock Market require that a majority of the Board of Directors be independent directors, as defined in Nasdaq Rule 4200(a)(15).  In March 2004, we reviewed the independence of our directors.  During this review, the Board of Directors considered transactions and relationships between each director, or any member of his family, and us and our subsidiaries.  As a result of this review, the Board of Directors has determined that a majority of the directors who have been nominated for re-election are independent under Nasdaq Rules.  Our independent directors are: Messrs. Ashley, Hoffelt, Krile, and Voller.

Committees of the Board of Directors

To assist it in carrying out its duties, the Board has delegated certain authority to an audit committee whose functions are described below:

Audit Committee

Members at March 31, 2004: Directors Hoffelt, Krile and Voller (Chairman.)

Number of Meetings in 2003: four

Functions:

-

Assists the Board in fulfilling its oversight responsibilities as they relate to the Company’s accounting policies, internal controls, financial reporting practices and legal and regulatory compliance;

-

Hires the independent auditors;

-

Monitors the independence and performance of the Company’s independent auditors and internal auditors;

-

Maintains, through regularly scheduled meetings, a line of communication between the Board and the Company’s financial management, internal auditors and independent auditors; and

-

Oversees compliance with the Company’s policies for conducting business, including ethical business standards.

The Board of Directors adopted an Audit Committee Charter in 2000 and subsequently amended and restated the Charter on March, 2004.  The amended and restated Audit Committee Charter is included herein as Appendix A.

Our Board of Directors has determined that Mr. Voller qualified as an "audit committee financial expert" as that term is defined in the rules of the Securities and Exchange Commission.

Our Common Stock is quoted on the Nasdaq SmallCap Market.  Pursuant to Nasdaq rules, the Audit Committee is to be comprised of three or more directors as determined by the Board of Directors, each of whom shall be "independent".  Our Board of Directors has determined that all members of the Audit Committee are independent, as defined in the listing standards of the Nasdaq Stock Market and the rules of the SEC.

Compensation and Nominating Functions

Our Board of Directors does not maintain a nominating committee with respect to identifying, evaluating or recommending candidates for our Board of Directors, nor does it maintain a compensation committee to administer our compensation plans and oversee executive compensation.  Instead, these functions are performed by the full Board of Directors.  Our Board does not maintain these committees for the following reasons:

-

We are a small company with only 12 employees, all of whom are located in Williston, North Dakota.

-

Many boards of directors of large companies, due to the large number of directors they maintain, find it necessary to delegate their duties to committees in order to dispense their duties in an orderly fashion.  As a small company, our Board currently consists of six directors.  Thus, your Board believes it is not necessary or warranted for our Board to delegate duties to committees of the Board.

-

As four of our six directors are independent, we believe that the nominating and compensation duties of the Board can be accomplished in a disinterested manner by our entire Board of Directors.

In compliance with rules and regulations of the Nasdaq Stock Market, nominees for our Board of Directors and executive compensation must be approved by a majority of our independent directors.

CODE OF ETHICS

Our Board of Directors has adopted a Code of Business Conduct and Ethics ("Code"),  which we intend to post on our web site located at www.geoi.net. You may also obtain a copy of our Code by requesting a copy in writing at 1407 West Dakota Parkway, Suite 1-B, Williston, North Dakota  58801 or by calling us at (701) 572-2020.

Our Code provides general statements of our expectations regarding ethical standards that we expect our directors, officers and employees to adhere to while acting on our behalf. Among other things, the Code provides that:

-

We will comply with all laws, rules and regulations;

-

Our directors, officers and employees are to avoid conflicts of interest and are prohibited from competing with us or personally exploiting our corporate opportunities;

-

Our directors, officers and employees are to protect our assets and maintain our confidentiality;

-

We are committed to promoting values of integrity and fair dealing; and

-

We are committed to accurately maintaining our accounting records under generally accepted accounting principles and timely filing our periodic reports.

Our Code also contains procedures for our employees to report, anonymously or otherwise, violations of the Code.

EXECUTIVE OFFICERS

The Company’s executive officers as of April 21, 2004, were as follows:

NAME AND AGE	POSITION(S) WITH THE COMPANY	PERIOD OF SERVICE AS A DIRECTOR OR OFFICER

Jeffrey P. Vickers Age: 51	President and Director	Since 1982

Jeffrey B. Jennings Age: 47	Vice President of Land and Finance	Since June 2000

Cathy Kruse Age: 49	Secretary and Director	Since October 1981 (officer); and since June 1996 (director)

Connie R. Hval Age: 43	Treasurer	Since June 2000

All of the directors’ terms expire at the next annual meeting of shareholders or when their successors have been elected and qualified.  Our executive officers serve at the discretion of the Board of Directors.

Jeffrey P. Vickers  received a Bachelor of Science degree in Geological Engineering with a Petroleum Engineering option from the University of North Dakota in 1978.  Prior to obtaining his degree, Mr. Vickers served two years overseas with the U.S. Army.  In 1979, Mr. Vickers joined Amerada Hess Corporation as an Associate Petroleum Engineer in the Williston Basin.  In 1981, Mr. Vickers was employed by us as our Drilling and Production Manager where he was responsible for providing technical assistance and supervision of drilling and production operations and generated development drilling programs.  He became our President on January 1, 1983.  In June 1982, Mr. Vickers became a director.

Jeffrey B. Jennings  is Vice President of Land and Finance.  Mr. Jennings received a Bachelor of Science in Geological Engineering in 1980 and a Master of Science in Mineral Economics in 1992, from the Colorado School of Mines.  He was a consultant for us for two years prior to his employment with us in January 1996.

Cathy Kruse  is our Secretary and business office manager.  Ms. Kruse graduated from the Atlanta College of Business in 1977 and was employed as a Legal Assistant for four years prior to her employment with us in May 1981.  In June 1996, Ms. Kruse became a director.

Connie R. Hval  is our Treasurer and comptroller.  Ms. Hval graduated from the University of North Dakota – Williston in December 1980 and became employed with us in January 1981.

H. Dennis Hoffelt  has been President and Chief Operating Officer of Triangle Electric Inc., Williston, North Dakota, an electrical contracting firm, from 1975 to 1997.  He served as one of our directors from 1967 through June of 1986 and was elected as a director again in 1987.

Paul A. Krile  has been one of our directors since June 1997.  He has been the President and owner of Ranco Fertiservice, a manufacturer of dry fertilizer handling equipment, headquartered in Sioux Rapids, Iowa for more than the last five years.

Nick Voller  has been one of our directors since March 2004.  For over the past five years, he has been a partner with Voller Brakey Stillwell & Suess, PC a CPA firm located in Williston, ND.

Duane Ashley  has been one of our directors since June 1999.  He has been a Senior Salesman for GRACO Fishing and Rental Tool, Inc. and Weatherford Enterra Inc. for over the past five years.

Cathy Kruse is the sister-in-law of Jeffrey P. Vickers.  No other family relationship exists between or among any of the officers or nominees.  There are no arrangements or understandings between any of the directors or nominees and any other person pursuant to which any person was or is to be elected as a director or nominee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock.  Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, based solely on review of the copies of such reports furnished to us during fiscal year 2003, all executive officers, directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements.

COMPENSATION AND OTHER TRANSACTIONS

Executive Compensation

Summary Compensation Table

The following table presents the aggregate compensation which was earned by our Chief Executive Officer for each of the past three years.  We do not have an employment contract with any of our executive officers.  None of our employees earned total annual salary and bonus in excess of $100,000.  There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year covered by any table, other than what is set forth in the following table.

					LONG TERM COMPENSATION
	ANNUAL COMPENSATION				AWARDS		PAYOUTS
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	OTHER ANNUAL COMPEN-SATION	RESTRICTED STOCK AWARD(S) ($)	SECURITIES UNDERLYING OPTIONS SARS(#)	LTIP PAYOUTS ($)	ALL OTHER COMPEN-SATION ($)

Jeffrey	2003	$91,700	-0-	-0-	N/A	-0-	N/A	$ 9,250
P.	2002	$90,849	-0-	-0-	N/A	-0-	N/A	$ 4,542
Vickers	2001	$90,579	-0-	-0-	N/A	-0-	N/A	$ 4,529
CEO

In the preceding table, the column titled “All Other Compensation” is comprised entirely of profit sharing amounts and the 401(k) Company matching funds discussed below.

If we achieve net income in a fiscal year, our Board of Directors may determine to contribute an amount based on our profits to the Employees’ Profit Sharing Plan and Trust (the “Profit Sharing Plan”).  An eligible employee may be allocated up to 15% of his other compensation depending upon the total contribution to the Profit Sharing Plan.  A total of 20% of the amount allocated to an individual vests after three years of service, 40% after four years, 60% after five years, 80% after six years and 100% after seven or more years.  On retirement, an employee is eligible to receive the vested amount.  On death, 100% of the amount allocated to an individual is payable to the employee’s beneficiary. We made total contributions to the Profit Sharing Plan, matching and discretionary, for the years ended December 31, 2003, 2002 and 2001 of $49,570, $26,019, and $24,614, respectively.  As of December 31, 2003, vested amounts in the Profit Sharing Plan for all officers as a group was approximately $358,557.

Effective July 1, 1997, we executed an Adoption Agreement Nonstandardized Code 401(k) Profit Sharing Plan that incorporated a 401(k) Plan into the existing Profit Sharing Plan.  This retirement plan was amended and updated to comply with legislative changes effective September 30, 2003.  Eligible employees are allowed to defer up to 15% of their compensation and we match up to 5%.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table summarizes for our Chief Executive Officer (i) the total number of shares received upon exercise of stock options during the fiscal year ended December 31, 2003, (ii) the aggregate dollar value realized upon such exercise, (iii) the total number of unexercised options, if any, held at December 31, 2003, and (iv) the value of unexercised in-the-money options, if any, held at December 31, 2003.

In-the-money options are options where the fair market value of the underlying securities exceeds the exercise or base price of the option.  The aggregate value realized upon exercise of a stock option is the difference between the aggregate exercise price of the option and the fair market value of the underlying stock on the date of exercise.  The value of unexercised, in-the-money options at fiscal year-end is the difference between the exercise price of the option and the fair market value of the underlying stock on December 31, 2003, which was $2.48 per share.  With respect to unexercised, in-the-money options, the underlying options have not been exercised, and actual gains, if any, on exercise will depend on the value of our Common Stock on the date of exercise.

NAME	SHARES ACQUIRED ON EXERCISE(#)	VALUE REALIZED($)	NUMBER OF UNEXERCISED OPTIONS/SARS AT FY-END(#) EXERCISABLE/ UNEXERCISABLE	VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS/SARS AT FY-END($) EXERCISABLE/ UNEXERCISABLE

Jeffrey P. Vickers, CEO	-0-	-0-	71,000/0	$ 9,970/0

Option Grants in Last Fiscal Year

We did not grant any options in 2003.  Our 1993 Employees’ Incentive Stock Option Plan (the “Plan”) expired on February 17, 2003, although options to purchase 166,000 shares at an average exercise price of $2.34 remain outstanding.

If within the duration of any of the remaining outstanding options, there is a corporate merger consolidation, acquisition of assets or other reorganization and if this transaction affects the optioned stock, the optionee will thereafter be entitled to receive upon exercise of his option those shares or securities that he would have received had the option been exercised prior to the transaction and the optionee had been a stockholder with respect to such shares.

Our Board of Directors administers the remaining outstanding options Plan.  A total of 300,000 shares were reserved for issuance under the Plan.  Of the 300,000 reserved shares, 24,000 shares were issued under the Plan, and as noted above, options for 166,000 shares remain outstanding until they expire pursuant to their terms (or are previously exercised.)

Director Compensation

We pay each director who is not also an employee $200 per month and reimburse the directors for travel expenses.  Each director who is also on the audit committee receives an additional $100 per month.

Employment Contracts and Termination of Employment Arrangements

We have no employment contracts in place with any of our executive officers.  We also have no compensatory plan or arrangement with respect to any executive officer where such plan or arrangement will result in payments to such officer upon or following his resignation, retirement, or other termination of employment with us and our subsidiaries, or as a result of a change-in-control of the Company or a change in the executive officers’ responsibilities following a change-in-control.

PROPOSAL NO. 2

TO AMEND OUR ARTICLES OF INCORPORATION TO

REMOVE CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS

Our Board of Directors has adopted a resolution setting forth a proposed amendment to revise Article IX of our Restated and Amended Articles of Incorporation to remove the provision for cumulative voting for directors. If the amendment is approved by our shareholders at our annual meeting, Article IX would be amended to read as follows:

ARTICLE IX

No Cumulative Voting

Cumulative voting shall not be allowed in the election of directors.

In an election of directors in which cumulative voting is permitted by the shareholders, each share of common stock has a number of votes equal to the number of directors to be elected, and each shareholder may allocate his or her cumulative votes among as many candidates and in such proportions as the shareholder chooses. In the absence of cumulative voting, a shareholder's votes are spread equally among all candidates for whom the shareholder votes. Thus, under cumulative voting, minority shareholders may concentrate all of their votes on one candidate and could elect one or more candidates to the Board who might not otherwise have received enough votes to be elected. Without cumulative voting, the holders of a majority of shares have the power to elect the entire Board of Directors.

The Board of Directors believes that each director should only be elected if such director receives a majority of the votes cast and that each director should represent the interest of all stockholders rather than the interest of a minority stockholder or special constituency.  We are, however, not aware of any attempt by a group of our stockholders to elect a director by using cumulative voting to achieve minority representation on the Board. The Board believes that the system of electing directors by a majority of votes cast by stockholders as a whole will best insure that the Board will act for the benefit of all stockholders.  The Board believes that disallowing cumulative voting is a modern trend, and that the majority of small public companies do not allow cumulative voting in the election of directors.

The Board of Directors believes that approval of the proposed amendment is in the best interests of the company and its shareholders. The Board recommends the elimination of cumulative voting because one of the principal results of cumulative voting is to make it more likely that an individual or group of individuals, owning less than a plurality of our Common Stock, could obtain representation on the Board. Such an individual or group may have interests and goals inconsistent with, or even actively conflicting with, the best interests of a majority of the shareholders.  While the elimination of cumulative voting may impact the voting rights of certain minority shareholders, the Board believes that the advantages of the proposed amendment outweighs any disadvantages.  Further, as a practical matter, our shareholders have not exercised the right of cumulative voting in the election of Directors in recent years.

Approval of the proposed amendments may render more difficult any attempt by a holder or group of holders of a significant number of voting shares, but less than a majority, to monitor, change or influence the management or policies of the Company. In addition, under certain circumstances, the proposed amendment, along with other measures that may be viewed as having anti-takeover effects, may discourage an unfriendly acquisition or business combination involving the Company that a shareholder might consider to be in such shareholder's best interest, including an unfriendly acquisition or business combination that might result in a premium over the market price for the shares held by the shareholder. For example, the proposed amendment may discourage the accumulation of large minority shareholdings (as a first step toward an unfriendly acquisition or business combination proposal or otherwise) by persons who would not effect that acquisition without being assured of representation on the Board of Directors.

APPROVAL BY SHAREHOLDERS OF THE PROPOSED AMENDMENT

Approval of the proposed amendment to our Restated and Amended Articles of Incorporation will require the affirmative vote of at least two-thirds of our issued and outstanding shares of our common stock. Upon approval by our shareholders, the proposed amendment will become effective upon filing Articles of Amendment with the Colorado Secretary of State, which will occur as soon as practicable following the meeting. In the event that the proposed amendment is not approved by our shareholders at the meeting, cumulative voting with respect to the election of Directors will continue to be allowed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO REMOVE CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS.

PROPOSAL NO. 3

TO APPROVE THE 2004 EMPLOYEES' STOCK INCENTIVE PLAN

The following table provides information as of December 31, 2003, regarding compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.  The table does not include information regarding the 2004 Employees' Stock Incentive Plan that is being submitted to shareholders under this proposal.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE*

Equity compensation plans approved by security holders: 1993 Employees' Incentive Stock Option Plan	166,000	$2.34	-0-

Equity compensation plans not approved by security holders	N/A	N/A	N/A

The Board of Directors has unanimously approved for submission to a vote of the stockholders a proposal to adopt the Company's 2004 Employees' Incentive Stock Plan (the "2004 Plan").  The purpose of the Plan is to retain current, and attract new, employees, directors, consultants and advisors that have experience and ability, along with encouraging a sense of proprietorship and interest in the Company's development and financial success.  The Board of Directors believes that option grants and other forms of equity participation are an increasingly important means to retain and compensate employees, directors, advisors and consultants.

The 2004 Plan is intended to replace our 1993 Employees' Incentive Stock Option Plan (the “1993 Plan”), which expired by its terms in early 2003.  As noted in the table above, stock options to purchase 166,000 shares of common stock remain outstanding under the 1993 Plan and 24,000 shares were issued under the 1993 Plan. All outstanding stock options remain in effect, but no additional awards may be made under the 1993 Plan.

Summary of the 2004 Plan

The following is a brief summary of the 2004 Plan. The following summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Common Stock Subject to the Plan

The 2004 Plan provides that awards may be granted for up to 300,000 shares of our common stock.  In the event of a subdivision of our outstanding shares of common stock, recapitalization, stock dividend, or other change in our corporate structure that affects our common stock, the Board of Directors will make an appropriate and equitable adjustment to the terms of any outstanding awards such that each participant's proportionate interest in us remains the same.  If any awards expire, terminate or are repurchased, then the underlying stock shall remain available for future awards under the 2004 Plan.

Types of Awards

The 2004 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-statutory stock options, and restricted share awards (collectively, “Awards”).

Administration

The 2004 Plan is administered by the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2004 Plan and to interpret the provisions of the 2004 Plan. Pursuant to the terms of the 2004 Plan, the Board may delegate authority under the 2004 Plan to a compensation committee.  However, as our Board has decided not to form a compensation committee at this time, the 2004 Plan will be administered by our full Board of Directors for the foreseeable future.

Subject to any applicable limitations contained in the 2004 Plan, the Board of Directors or the compensation committee, as the case may be, selects the recipients of Awards and determines (i) the number of shares of common stock covered by stock options and the dates upon which such stock options become exercisable, (ii) the exercise price of stock options, (iii) the duration of stock options, and (iv) the number of shares of common stock subject to any restricted share Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.  The Board may also defer delivery of shares of common stock subject to any Awards to such time or times, and on such conditions, as it may specify.

Unless terminated earlier by the Board, the 2004 Plan will expire on June 8, 2014.

Participation

Any of our or our subsidiaries, employees, directors or consultants are eligible to receive Awards under the 2004 Plan.  However, only our (or our subsidiaries) employees can receive incentive stock options, which are described below.

Options and Restricted Shares

Incentive Stock Options and Non-statutory Stock Options.

General.  Under these awards, eligible persons are granted the right to purchase a specified number of shares of our common stock at a specified exercise price and subject to such other terms and conditions as are specified in connection with the stock option grant.

Option Price.  Non-statutory stock options may be granted at an exercise price which may be not less than 85% of the fair market value of the common stock on the date of grant.  However, under current law, incentive stock options may not be granted at an exercise price less than 100% of the fair market value of the common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to persons holding more than 10% of our total combined voting power).  The 2004 Plan permits the following forms of payment of the exercise price of stock options: (i) payment by cash or check; (ii) a “cashless exercise” through a broker whereby the optionee irrevocably instructs the broker to immediately sell option shares on exercise and deliver sufficient sales proceeds to us in payment of the exercise price and any withholding taxes; or (iii) surrender to the company of shares of common stock already owned by the optionee.

Term of Options.  The Board will, in its discretion, fix the term of each option; provided, however, that the maximum term of any option cannot exceed 10 years. Moreover, incentive stock options granted to employees who own more than 10% of the total combined voting power of our capital stock cannot exceed five years.  The 2004 Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment or engagement or, if the Board so determines, in the event of a change in control.

Vesting.  Stock options are exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable stock option agreement.

Accelerated Vesting; Mergers and Reorganizations.  The Board may determine, at the time of granting an option or thereafter, that such option shall become exercisable in part or in full upon a change in control.

 “Change in control” means:

(a)

a merger after which our stockholders own less than 50% of the surviving company’s stock,

(b)

a sale of substantially all of our assets, or

(c)

change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either (A) had been directors of the company on the date 24 months prior to the date of the event that may constitute a change in control (the "original directors") or (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors election or nomination was previously so approved.

In addition, in the event that we are a party to a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization, which may provide for:

(a)

The continuation of such outstanding Options by us (if we are is the surviving corporation);

(b)

The assumption of the 2004 Plan and such outstanding Options by the surviving corporation or its parent;

(c)

The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options;

(d)

Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(e)

Settlement of the full value of the outstanding Awards in cash followed by cancellation of such Awards.

Restrictions on Transfer and Exercise.  Generally, an option may not be transferred or assigned other than by will or the laws of descent and distribution and, during the lifetime of the option holder, may be exercised solely by him. Incentive stock options may not be granted for a term in excess of ten years (five years in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the company or its subsidiaries.

Buyout Provisions.  The Board may at any time buy-out an option for cash or allow the optionee a buyout election on such terms as the Board establishes.  Similarly, shares issued upon exercise of an option may be subject to forfeiture conditions, rights of first refusal, rights of repurchase or other transfer restrictions as the Board determines.

Restricted Share Awards.  Restricted share awards entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.  Restricted shares may be sold or awarded for such consideration as the Compensation Committee determines, including for case or past or future services.  A restricted share award may provide for accelerated vesting in the event of the participant's death, disability or retirement or other events.  The Board may also provide for accelerated vesting at the time of grant or thereafter in connection with a control in control of the company.

Registration Of Shares

We may file a registration statement under the Securities Act of 1933, as amended, with respect to the common stock issuable pursuant to the 2004 Plan following stockholder approval.

Tax Treatment of Incentive Stock Options

In general, no taxable income for federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and we will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

If, however, the option holder disposes of his option shares prior to the expiration of the required holding period, he will recognize ordinary income for federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price.  Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, we will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided that such amount constitutes an ordinary and reasonable expense.

Tax Treatment of Nonqualified Stock Options

No taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and we will not be entitled to a tax deduction for such grant.

Upon the exercise of a nonqualified stock option, the option holder will include in taxable income, for federal income tax purposes, the excess in value on the date of exercise of the shares acquired pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder's holding period for the shares (commencing upon the exercise of the option) and upon the subsequent appreciation or depreciation in the value of the shares.

We generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares (less the exercise price) in his income.

Tax Treatment of Restricted Shares

A participant will not have income upon the grant of restricted shares unless an election under Section 83(b) of the Internal Revenue Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant.  If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Withholding of Tax

We are permitted to deduct and withhold amounts required to satisfy our withholding tax liabilities with respect to our employees.

Benefits or Amounts to be Allocated

It is not presently possible to determine the benefits or amounts to be received by or allocated to particular persons or groups pursuant to the 2004 Plan.  It is contemplated that the Board will determine award amounts under the 2004 Plan in the future consistent with the practices that have been followed in previous years.

Amendment or Termination

The Board of Directors is authorized to amend, suspend or terminate the Plan, except that it is not authorized, without shareholder approval, to:

-

increase the number of Shares available for issuance under the Plan (except for adjustments due to stock subdivisions and reorganizations;

-

materially change the class of persons who are eligible for the grant of Awards;

-

implement any modification that requires shareholder approval by state or federal law, or by rules and regulations of any stock exchange or quotation system on which our Shares are listed.

APPROVAL BY SHAREHOLDERS OF THE PROPOSAL

Approval of the proposal to adopt the 2004 Employees' Stock Incentive Plan will require the affirmative vote of a majority of the shares represented in person or by proxy at the annual  meeting and entitled to vote thereon.  In the event that the 2004 Plan is not approved by our shareholders at the meeting, the plan will not go into effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO ADOPT THE 2004 EMPLOYEES' STOCK INCENTIVE PLAN.

INDEPENDENT PUBLIC ACCOUNTANTS

Our independent public accounting firm is Richey, May & Co., P. C., (“Richey”), of Englewood, Colorado.  Richey audited our accounts for the 2002 and 2003 fiscal years.  Richey is expected to be our independent auditor for 2004.  A representative of Richey may be present at the meeting and, if present, will respond to approximate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During 2003 and 2002, we paid the following fees to our principal accountants:

	2003	2002
Audit Fees	$ 24,300	$ 23,150
Audit Related Fees	1,476	1,312
Tax Fees	4,487	4,276
All Other Fees (1)	4,250	2,100
	$ 34,513	$ 30,838

(1)

Services relating to review of our Quarterly Reports on Form 10-QSB and SFAS 143 research.

To help assure independence of the independent auditors, the Audit committee has established a policy whereby all audit, review, attest and non-audit engagements of the principal auditor or other firms must be approved in advance by the Audit Committee; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable Securities and Exchange Commission rules.  This policy is set forth in our Amended Audit Committee charter, a copy of which is attached to this proxy statement as Appendix A.  Of the fees shown in the table which were paid to our principal accountants in 2003, 78% were approved by the Audit Committee.  SEC regulations and company policy did not require pre-approval for non-audit services prior to 2003.

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of our financial management, independent auditors and financial reporting procedures.  An amended Audit Committee Charter, which was adopted in 2004, is attached to this proxy statement as Appendix A.  Our management is responsible for repairing our financial statements, and the independent auditors are responsible for auditing those financial statements.  The Audit Committee is responsible for overseeing the conduct of these activities by our management and the independent auditors.  In this context, the Audit Committee has met and held discussions with management and the independent auditors.  Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including auditor independence.  The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the our auditors are in fact “independent”.

The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee and the independent auditors have discussed the auditors’ independence from the company and its management, including the matters in those written disclosures. Additionally, the Audit Committee considered the fees and costs billed and expected to be billed by the independent auditors for our audit services.  The Audit Committee has discussed with management the procedures for selection of consultants and the related competitive bidding practices and fully considered whether those services provided by the independent auditors are compatible with maintaining auditor independence.

The Audit Committee has discussed with the independent auditors, with and without management present, their evaluations of our internal accounting controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved, the inclusion of the audited financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved the selection of Richey, May & Co., P.C. as our independent auditors for 2004.

The Audit Committee

Nick Voller

H. Dennis Hoffelt

Paul A. Krile

SHAREHOLDER PROPOSALS

Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2005 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 1407 West Dakota Parkway, Suite 1-B, Williston, North Dakota  58801 by January 2, 2005.  The proposal should be sent to the attention of our Secretary.

The SEC also sets forth procedures under which shareholders may make proposals outside of the process described above in order for a shareholder to nominate persons for election as Directors or to introduce an item of business at an Annual Meeting of Shareholders.  These procedures require that shareholders must submit nominations or items of business in writing to the Secretary of the Company at our principal executive offices.  We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2005 Annual Meeting no later than 45 days in advance of the 2005 Annual Meeting if it is being held within 30 days preceding the anniversary date (June 8, 2004) of this year's meeting.

For any other meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of the meeting.  These requirements are separate from and in addition to the SEC's requirements described in the first paragraph of this section relating to including a proposal in our proxy statements.

Our Annual Meeting of Shareholders is generally held on the second Tuesday of June.  Assuming that our 2005 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by, April 6, 2005.

In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by certified mail-return receipt requested.  Such proposals must also meet the other requirements established by the Securities and Exchange Commission for shareholder proposals.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Because of our small size, to date we feel it is not necessary to develop formal processes by which shareholders may communicate directly with directors.  Instead, we believe that our informal process by which any communication sent to the board of directors either generally or in care of a corporate officer, has served our shareholders' needs. In view of recently adopted SEC disclosure requirements related to this issue, the Board of Directors expects to review in the coming months whether more specific procedures are required. Until any other procedures are developed and posted on our web site at www.geoi.net, any communication to the Board of Directors may be mailed to the Board, in care of our Secretary, at 1407 West Dakota Parkway, Suite 1-B, Williston, North Dakota  58801.  Shareholder's should clearly note on the mailing envelope that the letter is a "Shareholder-Board Communication."  All such communications should identify the author as a shareholder and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. Our Secretary will make copies of all such communications and circulate them to the appropriate director or directors.

OTHER BUSINESS

We know of no other matters to be presented at the meeting.  If any other matter properly comes before the meeting, the appointed proxies will vote the proxies in accordance with their best judgment.

ANNUAL REPORT TO SHAREHOLDERS

A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2003, accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement.  No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

AVAILABILITY OF REPORT ON FORM 10-KSB

We will provide at no charge a copy of our Annual Report on Form 10-KSB for the Year Ended December 31, 2003, as filed with the Securities and Exchange Commission, to any beneficial owner of shares entitled to vote at the meeting.  Please address your request to the attention of the Secretary, GeoResources, Inc., P.O. Box 1505, Williston, North Dakota 58802-1505.

By order of The Board of Directors

GEORESOURCES, INC.

/s/ Cathy Kruse

CATHY KRUSE

Corporate Secretary

Williston, North Dakota

Dated:  May 5, 2004

Appendix A

GEORESOURCES, INC.

Amended and Restated Audit Committee Charter

(Adopted March 5, 2004)

A.

Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of:

-

the integrity of the Company’s financial statements;

-

the Company's financial reporting process;

-

the Company’s compliance with legal and regulatory requirements;

-

the independent auditor’s qualifications and independence; and

-

the performance of the Company’s internal audit function and independent auditors.

B.

Structure and Membership

1.

Number.  The Audit Committee shall consist of at least three members of the Board of Directors.

2.

Independence.  Except as otherwise permitted by the applicable rules of the Nasdaq Stock Market, each member of the Audit Committee shall be independent as defined by such rules.

3.

Financial Literacy.  Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee.  In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

4.

Chair.  Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.

Compensation.  The compensation of Audit Committee members shall be as determined by the Board of Directors.  No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.

Selection and Removal.  Members of the Audit Committee shall be appointed by the Board of Directors.  The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.

Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment.  Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company.  The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.  The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1.

Selection.  The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor.  In its evaluation of the independent auditor, the Audit Committee shall present its conclusions with respect to the independent auditor to the full Board of Directors.  The Audit Committee shall also, with respect to its review of the independent auditor, review and evaluate the lead partner and other senior members of the independent auditor.  The Audit Committee shall take into account the opinions of management and the Company’s internal auditors.  The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.

Independence.   The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.  In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1.  The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3

Additional Independence Procedures.  The Audit Committee shall:

-

confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act;

-

confirm that the CEO, controller, CFO, and CAO (or other persons serving in similar capacities) were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the Company, in each case, during the one-audit-year period preceding the date of initiation of the audit, as required by Section 206 of the Sarbanes-Oxley Act; and

-

annually consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

4.

Quality Control Review. Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.  Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and whether the types of non-audit services provided are compatible with maintaining the auditor's independence.

5.

Compensation.  The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor.  The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.  As part of its evaluation of compensation for the independent auditor, the Audit Committee shall compare the fees paid for audit services to those paid by peer companies as a means of assessing whether the scope of audit work is sufficient.

6.

Preapproval of Services.  The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

7.

Oversight.  The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting.  In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

-

critical accounting policies and practices;

-

alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

-

other material written communications between the independent auditor and Company management.

Audited Financial Statements

8.

Review and Discussion.  The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

9.

Recommendation to Board Regarding Financial Statements.  The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB.

10.

Audit Committee Report.  The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

11.

Independent Auditor Review of Interim Financial Statements.  The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards.  The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

12.

Earnings Release and Other Financial Information.  The Audit Committee shall discuss generally the types of information to be disclosed in the Company’s earnings press releases, as well as in financial information and earnings guidance provided to analysts, rating agencies and others.

13.

Quarterly Financial Statements.  The Audit Committee shall discuss with the Company's management and independent auditor the Company's quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Controls and Procedures

14.

Oversight.  The Audit Committee shall coordinate the Board of Directors' oversight of the Company’s internal controls over financial reporting, the Company’s disclosure controls and procedures and the Company’s code of conduct.  The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

15.

Procedures for Complaints.  The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16.

Related-Party Transactions.  The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

17.

Additional Powers.  The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.

Procedures and Administration

1.

Meetings.  The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities.  The Audit Committee may also act by unanimous written consent in lieu of a meeting.  The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.

Reports to Board.  The Audit Committee shall report regularly to the Board of Directors.

3.

Charter.  At least annually, the Audit Committee shall review and reassess the adequacy of this Charter.

4.

Independent Advisors.  The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities.  Such independent advisors may be the regular advisors to the Company.  The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

5.

Investigations.  The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

6.

Funding.  The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

7.

Annual Self-Evaluation.  At least annually, the Audit Committee shall evaluate its own performance and report its findings to the Board of Directors.

Appendix B

#

GEORESOURCES, INC.

2004 EMPLOYEES' STOCK INCENTIVE PLAN

TABLE OF CONTENTS

Page

SECTION 2.

Administration.

(a)

Compensation Committee of the Board of Directors

(b)

Authority of the Board of Directors.

SECTION 3.

Eligibility.

(a)

General Rule.

(b)

Ten-Percent Stockholders.

SECTION 4.

Stock Subject To The Plan.

(a)

Basic Limitation.

(b)

Additional Shares.

SECTION 5.

Restricted Shares

(a)

Restricted Stock Agreement

(b)

Payment for Awards.

(c)

Vesting Conditions.

(d)

Voting and Dividend Rights

SECTION 6.

Terms and Conditions Of Options.

(a)

Stock Option Agreement.

(b)

Number of Shares.

(c)

Exercise Price.

(d)

Exercisability.

(e)

Effect of Change in Control.

(f)

Basic Term.

(g)

Nontransferability.

(h)

Termination of Service (Except by Death).

(i)

Leaves of Absence.

(j)

Death of Optionee.

(k)

No Rights as a Stockholder.

(l)

Modification, Extension and Assumption of Options.

(m)

Buyout Provisions.

SECTION 7.

Payment For Shares.

(a)

General Rule.

(b)

Surrender of Stock.

(c)

Exercise/Sale.

(d)

Exercise/Pledge.

SECTION 8.

Adjustment Of Shares; Reorganizations and Liquidations.

(a)

General.

(b)

Mergers and Consolidations.

(c)

Dissolution or Liquidation.

(c)

Reservation of Rights.

SECTION 9.

Securities Law Requirements.

(a)

General.

SECTION 10.

  No Retention Rights.

SECTION 11.

  Duration and Amendments.

(a)

Term of the Plan.

(b)

Right to Amend or Terminate the Plan.

(c)

Effect of Amendment or Termination.

SECTION 12.  Withholding Taxes.

(a)

Term of the Plan.

(b)

Share Withholding.

SECTION 13.

 Definitions.

SECTION 14.  Execution.

GEORESOURCES, INC.

2004 EMPLOYEES' STOCK INCENTIVE PLAN

SECTION 1.

Establishment and Purpose.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of qualified Employees, Outside Directors and Consultants, and (c) linking Employees, Outside Directors and Consultants directly to shareholder interests through increased stock ownership. The Plan seeks to achieve its purpose by providing for Awards in the form of Restricted Shares or the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as Incentive Stock Options intended to qualify under Section 422 of the Code.

Capitalized terms are defined in Section 13.

SECTION 2.

Administration.

(a)

Compensation Committee of the Board of Directors. The Plan may be administered by a Compensation Committee or the entire Board of Directors.  If administered by a Compensation Committee, such committee shall consist of at least three members of the Board of Directors who have been appointed by the Board of Directors, all of whom shall be Outside Directors.  Any reference to the Board of Directors in the Plan shall be construed as a reference to the Compensation Committee (if any) to whom the Board of Directors has assigned a particular function.

(b)

Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3.

Eligibility.

(a)

General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

(b)

Ten-Percent Stockholders. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4.

Stock Subject To The Plan.

(a)

Basic Limitation. Shares offered under the Plan may be authorized but unissued Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 300,000 Shares, subject to adjustment pursuant to Section 7. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)

Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 300,000 Shares (subject to adjustment pursuant to Section 7).

SECTION 5.

Restricted Shares

(a)

Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

 (b)

Payment for Awards.  Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Board of Directors may determined, including (without limitation) cash, full-recourse promissory notes, past services and future services.  To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash or past services rendered to the Company, as the Board of Directors may determine.

(c)

Vesting Conditions.  Each Award of Restricted Shares may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement.  A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.  The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

 (d)

Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders.  A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares.  Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

SECTION 6.

Terms and Conditions Of Options.

(a)

Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)

Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 7. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c)

Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Board of Directors in its sole discretion. The Exercise Price shall be payable in a form described in Section 6.

(d)

Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

(e)

Effect of Change in Control.  The Board of Directors may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company except that with respect to an ISO, the acceleration of exercisability shall not occur without the Optionee's consent.

 (f)

Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(g)

Nontransferability. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(h)

Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than the Optionee's death, then the Optionee's Options shall expire on the earliest of the following occasions:

    (i)

The expiration date determined pursuant to Subsection (g) above;

    (ii)

The date 30 days after the termination of the Optionee's Service for any reason other than Cause, Retirement or Disability, or such later date as the Board of Directors may determine;

    (iii)

The date of the termination of the Optionee's Service for Cause, or such later date as the Board of Directors may determine; or

    (iv)

The date 12 months after the termination of the Optionee's Service by reason of Retirement or Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

(i)

Leaves of Absence. For purposes of Subsection (h) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(j)

Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee's Options shall expire on the earlier of the following dates:

     (i)

The expiration date determined pursuant to Subsection (g) above; or

     (ii)

The date 12 months after the Optionee's death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

(k)

No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(l)

Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

(m)

Buyout Provisions. The Board of Directors may at any time (i) offer to buy out for a payment in cash an Option previously granted or (ii) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Board of Directors shall establish. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine.

SECTION 7.

Payment For Shares.

(a)

General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 6.

(b)

Surrender of Stock. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)

Exercise/Sale. To the extent that a Stock Option Agreement so provides, and if the Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(d)

Exercise/Pledge. To the extent that a Stock Option Agreement so provides, and if the Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8.

Adjustment Of Shares; Reorganizations and Liquidations.

(a)

General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future Awards, (ii) the number of Shares covered by each outstanding Option (iii) the Exercise Price under each outstanding Option, and (iv) any other equitable adjustments the Board of Directors deems necessary.

(b)

Mergers and Consolidations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement may provide for:

(i)

The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

(ii)

The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

(iii)

The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options;

(iv)

Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v)

Settlement of the full value of the outstanding Awards in cash followed by cancellation of such Awards.

(c)

Dissolution or Liquidation.  To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

(d)

Reservation of Rights. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9.

Securities Law Requirements.. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 10.

  No Retention Rights.

Nothing in the Plan or in any Award or Option granted under the Plan shall confer upon the Participant or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Participant or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11.

  Duration and Amendments.

(a)

Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Awards that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.  The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)

Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan (i) which increases the number of Shares available for issuance under the Plan (except as provided in Section 7), or (ii) which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan unless such approval is required or deemed necessary in order to comply with any applicable federal or state laws, or rules or regulations of any stock exchange or quotation system on which the Shares are listed.

(c)

Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12.  Withholding Taxes.

(a)

General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan.  The Company shall not be required to issue any Shares or make an cash payment under the Plan until such obligations are satisfied.

(b)

Share Withholding.  The Board of Directors may permit a Participant  to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired.  Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

SECTION 13.

 Definitions.

(a)

"Award" means any award of an Option or a Restricted Share under the Plan

(b)

"Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

(c)

"Change in Control" shall mean:

(i)

The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

(ii)

The sale, transfer or other disposition of all or substantially all of the Company's assets; or

(iii)

A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either (A) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or  (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors election or nomination was previously so approved.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

(d)

"Code" shall mean the Internal Revenue Code of 1986, as amended.

(e)

"Committee" shall mean the Compensation Committee of the Board of Directors, as described in Section 2(a).

(f)

"Company" shall mean GeoResources, Inc., a Colorado corporation.

(g)

"Consultant" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(h)

"Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i)

"Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)

"Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(k)

"Fair Market Value" means the market price of the Common Stock as reported on the Nasdaq Stock Market or other securities exchange or quotation system that the Common Stock is listed on at the time.  If the Common Stock is not listed on a securities exchange or quotation system, then Fair Market Value shall determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l)

"ISO" shall mean an employee incentive stock option described in Section 422(b) of the Code.

(m)

"Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(n)

"Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(o)

"Optionee" shall mean an individual who holds an Option.

(p)

"Outside Director" shall mean a member of the Board of Directors who is not an Employee and who qualifies as an independent director as that term is defined by the Nasdaq Stock Market or other stock exchange or quotation system that the Company's Shares are traded upon.

(q)

"Parent" shall mean any entity (other than the Company) in an unbroken chain of entities ending with the Company, if each of the entities other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other entities in such chain. An entity that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(r)

"Plan" shall mean this GeoResources, Inc. 2004 Employees' Stock Incentive Plan.

(s)

"Participant" means an individual or estate who holds an Award.

(t)

"Restricted Share" means a Share awarded under the Plan

(u)

"Restricted Stock Agreement" means the agreement between the Company and recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

(v)

"Service" shall mean service as an Employee, Outside Director or Consultant.

(w)

"Share" shall mean one share of Stock, as adjusted in accordance with Section 7 (if applicable).

(x)

"Stock" shall mean the Common Stock of the Company.

(y)

"Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

(z)

"Stock Purchase Agreement" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(aa)

"Subsidiary" means any entity (other than the Company) in an unbroken chain of entities beginning with the Company, if each of the entities other than the last entity in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other entities in such chain. An entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 14.

  Execution.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

GEORESOURCES, INC.

By:___________________________

Jeffrey P. Vickers,

Chief Executive Officer

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

GEORESOURCES, INC.

June 8, 2004

The undersigned shareholder of GeoResources, Inc., acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Shareholders to be held on Tuesday, June 8, 2004, at 2:00 p.m. local time in the Airport International Inn, Highway 2 & 85 North, Williston, North Dakota and hereby appoints H. Dennis Hoffelt and J.P. Vickers, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Meeting and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof.  The above-named Attorneys and Proxies are instructed to vote all of the undersigned’s shares as follows:

1.

Election of Directors:

[   ]

FOR all nominees listed below (except as listed to the contrary below), with discretionary authority to cumulate votes unless a different distribution of votes is indicated by marking after the nominee’s name.

H. Dennis Hoffelt	Jeffrey P. Vickers	Duane Ashley	Paul Krile	Nick Voller	Cathy Kruse

INSTRUCTION:

To withhold authority to vote for any individual nominee, write the nominee’s name in the line spaces provided.

[   ]

WITHHOLD AUTHORITY to vote for all nominees listed above.

2.

Proposal to amend our Articles of Incorporation to remove cumulative voting in the election of directors;

[   ]

FOR

[   ]

AGAINST

[   ]

ABSTAIN

3.

Proposal to adopt the GeoResources, Inc. 2004 Employee’s Incentive Stock Option Plan;

[   ]

FOR

[   ]

AGAINST

[   ]

ABSTAIN

4.

Transaction of such other matters as may properly come before the Meeting and any adjournments thereof.

[   ]

FOR

[   ]

AGAINST

[   ]

ABSTAIN

YOU MAY VOTE IN FAVOR OF ALL THE ABOVE PROPOSALS WITHOUT CHECKING ANY OF THE ABOVE BOXES BY MERELY SIGNING, DATING AND RETURNING THIS PROXY.  IF THIS PROXY IS PROPERLY EXECUTED AND ANY OF THE ABOVE BOXES ARE CHECKED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER.

PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY.

Date:__________________________________2004 No. of Shares:______________

Sign Here:____________________________________________________________

_____________________________________________________________________
Signature(s) of Shareholder(s)
Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and fiduciaries should so indicate when signing.